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                                                                      EXHIBIT 21

                                       JURISDICTION OF
             SUBSIDIARY                   FORMATION                    ASSUMED NAME (D/B/A)
             ----------                ---------------                 --------------------
Alpina GB Limited                     England and Wales

Aston Green Limited                    England & Wales    Aston Green Audi (Slough)
                                                          Mayfair Audi
                                                          Guildford Audi
                                                          West London Audi
                                                          Reading Audi

Atlantic Auto Funding Corporation             DE

Atlantic Auto Second Funding
Corporation                                   DE

Atlantic Auto Third Funding
Corporation                                   DE

Autocare Insurance Agency, Inc.               PR

Auto Mall Payroll Services, Inc.              FL

Boostmicro Limited                     England & Wales

Brett Morgan Chevrolet-Geo, Inc.              DE          Landers Chevrolet

Central Ford Center, Inc.                     AR          Landers Ford, Landers Ford Auto Body

CJNS, LLC                                     DE          Jaguar North Scottsdale

Classic Auto Group, Inc.                      NJ          BMW of Turnersville and Chevrolet of
                                                          Turnersville, Hummer of Turnersville,
                                                          Turnersville Collision Center

Classic Enterprises, LLC                      DE          Acura of Turnersville

Classic Imports, Inc.                         NJ          Toyota of Turnersville, Scion of Turnersville

Classic Management Company, Inc.              NJ

Classic Motor Sales, LLC                      DE          Honda Turnersville

Classic Nissan of Turnersville, LLC           DE          Nissan of Turnersville

Classic Turnersville, Inc.                    NJ          Hyundai of Turnersville

County Auto Group Partnership                 NJ

Covington Pike Dodge, Inc.                    DE

Cruickshank Motors Limited            England and Wales   Mercedes-Benz of Bristol (& smart)
                                                          Mercedes-Benz of Weston-Super-Mare
                                                          (Mercedes-Benz Van)
                                                          Mercedes-Benz of Newbury (& smart)
                                                          Mercedes-Benz/smart of Bristol (Cribbs
                                                          Causeway)
                                                          Mercedes-Benz/smart of Swindon

                                       JURISDICTION OF
             SUBSIDIARY                   FORMATION                    ASSUMED NAME (D/B/A)
             ----------                ---------------                 --------------------
                                                          Mercedes-Benz of Bath
                                                          Mercedes-Benz of Cheltenham and Gloucester
                                                          Kings Cheltenham & Gloucester (Chrysler Jeep)

D. Young Chevrolet, LLC                       DE          Penske Chevrolet

Dan Young Chevrolet, Inc.                     IN

Dan Young Motors, LLC                         DE          Penske Honda, Penske Body Shop

Danbury Auto Partnership                      CT          Honda of Danbury

Dealer Accessories, LLC                       DE

DiFeo Chrysler Plymouth Jeep Eagle
Partnership                                   NJ

DiFeo Hyundai Partnership                     NJ          Hudson Hyundai

DiFeo Leasing Partnership                     NJ

DiFeo Nissan Partnership                      NJ          Hudson Nissan

DiFeo Partnership, LLC                        DE

DiFeo Tenafly Partnership                     NJ          DiFeo BMW

Donald Healey Motor Company Limited   England and Wales

Europa Auto Imports, Inc.                     CA          Mercedes-Benz of San Diego (& Maybach),
                                                          Mercedes-Benz of San Diego Body Shop

Florida Chrysler-Plymouth, Inc.               FL

FRN of Tulsa, LLC                             DE

Gene Reed Chevrolet, Inc.                     SC

GMG Motors, Inc                               CA          BMW of San Diego

Goodman Leeds Limited                 England and Wales   Bradford Audi
                                                          Wakefield Audi
                                                          Leeds Audi
                                                          Harrogate Audi

Goodson North, LLC                            DE          Goodson Honda North

Goodson Pontiac GMC, LLC                      DE

Guy Salmon Highgate Limited           England and Wales   Guy Salmon Land Rover Stockport

Guy Salmon Honda Limited              England and Wales

Guy Salmon Jaguar Limited             England and Wales   Guy Salmon Jaguar Thames Ditton
                                                          Guy Salmon Land Rover Thames Ditton
                                                          Tollbar Twickenham (Volvo)

Goodson Spring Branch, LLC                    DE          Goodson Honda West

Graypaul Motors Limited               England and Wales   Graypaul Edinburgh (Ferrari/Maserati)

                                       JURISDICTION OF
             SUBSIDIARY                   FORMATION                    ASSUMED NAME (D/B/A)
             ----------                ---------------                 --------------------
                                                          Graypaul Nottingham (Ferrari/Maserati)

Hallamshire Motor Company Limited     England and Wales   Guy Salmon Land Rover Sheffield
                                                          Guy Salmon Land Rover Leeds
                                                          Guy Salmon Land Rover Wakefield

HBL, LLC                                      DE          Aston Martin of Tysons Corner, Audi of Tysons
                                                          Corner, Mercedes-Benz of Tysons Corner
                                                          (& Maybach), Porsche of Tysons Corner and
                                                          Tysons Corner Collision Center

HT Automotive, Ltd.                           DE          Tempe Honda

Hudson Motors Partnership                     NJ          Hudson Toyota, Hudson Scion

Hughenden Motor Company Limited       England and Wales   Sytner High Wycombe (BMW)

JS Imports, Inc                               FL          Palm Beach Mazda

Kings Motors Limited                  England and Wales   Kings Liverpool (Chrysler Jeep)
                                                          Kings Stockport (Chrysler Jeep)

KMPB, LLC                                     DE

KMT / UAG, Inc.                               CA          Kearny Mesa Toyota, Kearny Mesa Scion

Landers Auto Sales, LLC                       AR          Landers Chrysler Dodge Jeep

Landers Buick - Pontiac, Inc.                 AR          Landers Buick Pontiac GMC Truck, Landers
                                                          Hummer

Landers Ford North, Inc.                      AR          Landers Ford North

Landers Ford, Inc.                            DE          Landers Ford of Memphis

Landers Nissan, LLC                           DE          Landers Nissan

Landers United Auto Group No. 2,
Inc.                                          AR

Late Acquisition I, LLC                       DE

Late Acquisition II, LLC                      DE

LMNS, LLC                                     DE

LRP, Ltd.                                     AZ          Land Rover North Scottsdale

Michael Chevrolet-Oldsmobile, Inc.            SC

Motorcars Acquisition II, LLC                 DE

Motorcars Acquisition III, LLC                DE          Infiniti of Bedford

Motorcars Acquisition IV, LLC                 DE          Toyota of Bedford, Scion of Bedford

Motorcars Acquisition V, LLC                  DE          Maserati of Cleveland

Motorcars Acquisition VI, LLC                 DE          Aston Martin of Cleveland

Motorcars Acquisition, LLC                    DE          Mercedes-Benz of Bedford

National City Ford, Inc.                      DE

Nissan of North Olmsted, LLC                  DE          Nissan of North Olmsted

OCT Partnership                               NJ          Gateway Toyota, Gateway Scion

Oxford Mazda Limited                  England and Wales

                                       JURISDICTION OF
             SUBSIDIARY                   FORMATION               ASSUMED NAME (D/B/A)
             ----------                ---------------            --------------------
Palm Auto Plaza, Inc.                         FL          Palm Beach Toyota, Palm Beach Scion

Peachtree Nissan, Inc                         GA

Pearlshadow Limited                   England and Wales

PMRC, LLC                                     DE          Penske Racing Museum

Prophets Garage Limited               England and Wales   Sytner Solihull (BMW/MINI)

Prophets (Gerrards Cross) Limited     England and Wales   Sytner Gerrards Cross (BMW/MINI)

Rectory Road Ltd                       England & Wales

Reed-Lallier Chevrolet, Inc.                  NC          Reed-Lallier Chevrolet, Reed Lallier
                                                          Chevrolet Body Shop

Relentless Pursuit Enterprises, Inc.          CA          Lexus Kearny Mesa

Riding Garages Limited                England and Wales

R Stratton (Knutsford) Limited        England and Wales   Guy Salmon Land Rover Knutsford

R Stratton Limited                    England and Wales   Bentley Birmingham
                                                          Bentley Edinburgh
                                                          Bentley Manchester
                                                          Sytner Rolls Royce Motor Cars

SA Automotive, Ltd.                           AZ          Acura North Scottsdale

Sandridge Limited                     England and Wales

SAU Automotive, Ltd.                          AZ          Scottsdale Audi,  Scottsdale Paint &
                                                          Body

Scottsdale Ferrari, LLC                       AZ          Scottsdale Ferrari Maserati

Scottsdale Jaguar, Ltd.                       AZ          Scottsdale Jaguar , Scottsdale Aston
                                                          Martin, Land Rover Scottsdale, Rolls
                                                          Royce Scottsdale and Scottsdale
                                                          Bentley

Scottsdale Management Group, Ltd.             AZ

Shannon Automotive, Ltd.                      TX

Shires (Coventry) Limited             England and Wales

Sigma Motors, Inc.                            AZ          Mercedes-Benz of Chandler

SK Motors, Ltd.                               AZ          Porsche North Scottsdale

SL Automotive, Ltd.                           AZ          Scottsdale Lexus and Lexus of
                                                          Chandler

                                       JURISDICTION OF
             SUBSIDIARY                   FORMATION               ASSUMED NAME (D/B/A)
             ----------                ---------------            --------------------
Somerset Motors Partnership                   NJ          DiFeo Lexus

Somerset Motors, Inc.                         NJ

Sun Motors, Ltd.                              AZ          BMW North Scottsdale and MINI
                                                          North Scottsdale

Sytner Cars Limited                    England & Wales    Porsche Centre Edinburgh
                                                          Porsche Centre Glasgow
                                                          Porsche Centre Mid-Sussex
                                                          Porsche Centre Silverstone

Sytner City Limited                   England and Wales

Sytner.com Limited                    England and Wales

Sytner Direct Limited                 England and Wales

Sytner Equals Prestige Cars Limited   England and Wales

Sytner Finance Limited                England and Wales

Sytner Group Limited                  England and Wales

Sytner Holdings Limited               England and Wales   Guy Salmon Jaguar Coventry
                                                          Guy Salmon Jaguar Northampton
                                                          Guy Salmon Jaguar Oxford
                                                          Guy Salmon Land Rover Coventry
                                                          Oxford Saab
                                                          Varsity (Chrysler Jeep)
                                                          Lexus Cardiff
                                                          Lexus Birmingham
                                                          Lexus Bristol
                                                          Lexus Leicester
                                                          Lexus Oxford
                                                          Tollbar Coventry (Volvo)
                                                          Tollbar Warwick (Volvo)
                                                          Toyota World (Bristol Central)
                                                          Toyota World Cardiff
                                                          Toyota World Bridgend
                                                          Toyota World Bristol North
                                                          Toyota World Weston-Super-Mare)
                                                          Toyota World Newport
                                                          Toyota World (Birmingham)
                                                          Toyota World Tamworth

Sytner of Leicester Limited           England and Wales   Sytner Leicester (BMW/MINI)

Sytner Limited                           England and      Sytner Nottingham (BMW/MINI)

                                       JURISDICTION OF
             SUBSIDIARY                   FORMATION               ASSUMED NAME (D/B/A)
             ----------                ---------------            --------------------
                                            Wales         Sytner City (BMW/MINI)

Sytner London Limited                 England and Wales   Sytner Chigwell (BMW/MINI)
                                                          Sytner Harold Wood (BMW/MINI)

Sytner of Nottingham Limited          England and Wales

Sytner Online Limited                 England and Wales

Sytner Properties (Grove Park)        England and Wales
Limited

Sytner Properties (Harold Wood)       England and Wales
Limited

Sytner Properties Limited             England and Wales

Sytner Properties (Riverside)         England and Wales
Limited

Sytner Sheffield Limited              England and Wales   Sytner Sheffield (BMW/MINI)

Tamsen GmbH                                Germany

The New Graceland Dodge, Inc.                 TN          Landers Dodge

Toyota World Limited                  England and Wales

Tri-City Leasing, Inc.                        CA

UAG Atlanta H1, LLC                           DE          Honda Mall of Georgia

UAG Atlanta IV Motors, Inc.                   GA          United BMW Gwinnett, United BMW of
                                                          Roswell and United Collision Center

UAG Capitol, Inc.                             DE          Capitol Honda

UAG Carolina, Inc.                            DE

UAG Central Florida Motors, LLC               DE          Kissimmee Motors and Central Florida
                                                          Toyota Body Shop

UAG Central NJ, LLC                           DE          Ferrari Maserati of Central New
                                                          Jersey

UAG Central Region Management, LLC            IN

UAG Cerritos, LLC                             DE          Cerritos Pontiac Buick GMC Hummer

UAG CHCC, Inc.                                NJ

UAG Chevrolet, Inc.                           NJ

UAG Citrus Motors, LLC                        DE          Citrus Chrysler Jeep Dodge

UAG Classic, Inc.                             DE

UAG Clovis, Inc.                              DE          Honda North

UAG Connecticut I, LLC                        DE

UAG Connecticut, LLC                          DE

                                       JURISDICTION OF
             SUBSIDIARY                   FORMATION                  ASSUMED NAME (D/B/A)
             ----------               -----------------              --------------------
UAG Duluth, Inc.                              TX          Atlanta Toyota, Atlanta Scion

UAG East, LLC                                 DE

UAG Escondido A1, Inc.                        DE          Acura of Escondido

UAG Escondido H1, Inc.                        DE          Honda of Escondido

UAG Escondido M1, Inc.                        DE          Mazda of Escondido

UAG Fairfield CA, LLC                         DE          Audi of Fairfield

UAG Fairfield CM, LLC                         DE          Mercedes-Benz of Fairfield and Fairfield
                                                          Motor Cars Collision Center

UAG Fairfield CP, LLC                         DE          Porsche of Fairfield

UAG Fayetteville I, LLC                       DE          Chevrolet Hummer of Fayetteville

UAG Fayetteville II, LLC                      DE          Honda of Fayetteville

UAG Fayetteville III, LLC                     DE          Acura of Fayetteville

UAG Finance Company, Inc.                     DE

UAG GD, Ltd.                                  TX

UAG Germany GmbH                           Germany

UAG GN, Ltd.                                 TX

UAG GP, Ltd.                                 TX

UAG Graceland II, Inc.                       DE

UAG GW, Ltd.                                 TX

UAG Holdings de Mexico, S. de R.L.
de C.V.                                     Mexico

UAG Houston Acquisition, Ltd.                 TX

UAG Hudson, Inc.                              NJ

UAG International Holdings, Inc.              DE

UAG Kissimmee Motors, Inc.                    DE          Central Florida Toyota, Central Florida Scion

UAG Landers Springdale, LLC                   DE          Toyota of Fayetteville, Scion of
                                                          Fayetteville, Fayetteville Auto Mall

UAG Los Gatos, Inc.                           DE          Los Gatos Acura, Los Gatos Acura Body Shop

UAG Marin, Inc.                               DE          Marin Honda, Marin Honda Body Shop

UAG Memphis II, Inc.                          DE          Wolfchase Toyota, Wolfchase Scion and
                                                          Landers Auto Body

UAG Memphis IV, Inc.                          DE

UAG Memphis Management, Inc.                  DE

UAG Mentor Acquisition, LLC                   DE          Honda of Mentor

UAG Michigan Cadillac, LLC                    DE          Rinke Cadillac, Goodwrench Auto Body Center

UAG Michigan H1, LLC                          DE          Honda Bloomfield

UAG Michigan H2, LLC                          DE          Hyundai of Waterford and Bloomfield
                                                          Collision Center

UAG Michigan Holdings, Inc.                   DE

                                       JURISDICTION OF
             SUBSIDIARY                   FORMATION                  ASSUMED NAME (D/B/A)
             ----------               -----------------              --------------------
UAG Michigan Pontiac-GMC, LLC                 DE          Rinke Pontiac-GMC

UAG Michigan T1, LLC                          DE          Rinke Toyota, Rinke Scion, Rinke Toyota
                                                          Collision Center

UAG Michigan TMV, LLC                         DE          Toyota of Bloomfield, Scion of Bloomfield

UAG Minneapolis B1, LLC                       DE

UAG Nanuet I, LLC                             DE          Mercedes-Benz of Nanuet

UAG Nanuet II, LLC                            DE          Honda of Nanuet

UAG Nevada Land, LLC                          DE

UAG Northeast Body Shop, Inc.                 DE

UAG Northeast, LLC                            DE

UAG Oldsmobile of Indiana, LLC                IN

UAG/PFS, Inc.                                 AZ

UAG Phoenix VC, LLC                           DE          Volvo North Scottsdale

UAG Realty, LLC                               DE

UAG Royal Palm, LLC                           DE

UAG San Diego A1, Inc.                        DE          Kearny Mesa Acura

UAG San Diego AU, Inc.                        DE          Metro Audi

UAG San Diego H1, Inc.                        DE          Honda Mission Valley

UAG San Diego JA, Inc.                        DE          Jaguar Kearny Mesa, Aston Martin San Diego

UAG San Diego Management, Inc.                DE

UAG Southeast, Inc.                           DE

UAG Spring, LLC                               DE

UAG Stevens Creek II, Inc.                    DE          Audi Stevens Creek, Porsche of Stevens Creek

UAG Sunnyvale, Inc.                           DE          Sunnyvale Acura

UAG Texas II, Inc.                            DE

UAG Texas, LLC                                DE

UAG Torrance, Inc.                            DE          Penske Cadillac Hummer South Bay, Penske
                                                          Cadillac Collision Center

UAG Tulsa Holdings, LLC                       DE

UAG Tulsa JLM, LLC                            DE          Jaguar of Tulsa, Lincoln Mercury of Tulsa

UAG Tulsa VC, LLC                             DE          Lincoln Mercury of Tulsa, Volvo of Tulsa,
                                                          Tulsa Collision Repair

UAG Turnersville Motors, LLC                  DE

UAG Turnersville Realty, LLC                  DE

UAG UK Holdings Limited               England and Wales

UAG VC, LLC                                   DE          United Hummer of Tulsa

UAG VK, LLC                                   DE          Volkswagen North Scottsdale

UAG West Bay AM, LLC                          DE          Inskip Collision Center

                                       JURISDICTION OF
             SUBSIDIARY                   FORMATION                  ASSUMED NAME (D/B/A)
             ----------               -----------------              --------------------
UAG West Bay FM, LLC                          DE

UAG West Bay IA, LLC                          DE          Inskip Acura

UAG West Bay IAU, LLC                         DE          Inskip Audi

UAG West Bay IB, LLC                          DE          Inskip Bentley Providence

UAG West Bay II, LLC                          DE          Inskip Infiniti

UAG West Bay IL, LLC                          DE          Inskip Lexus

UAG West Bay IN, LLC                          DE          Inskip Nissan

UAG West Bay IM, LLC                          DE          Inskip Autocenter (Mercedes-Benz)

UAG West Bay IP, LLC                          DE          Inskip Porsche

UAG West Bay IV, LLC                          DE          Inskip Volvo

UAG West Bay IW, LLC                          DE          Inskip BMW

UAG West, LLC                                 DE          Scottsdale 101 Auto Collection

UAG Young Automotive Group, LLC               DE

UAG Young II, Inc.                            DE

UAG-Caribbean, Inc.                           DE

UnitedAuto Dodge of Shreveport,
Inc.                                          DE

United Auto Group, Inc.                       DE

UnitedAuto Group UK Limited           England and Wales   Mercedes-Benz/smart of Milton Keynes
                                                          Mercedes-Benz of Kettering
                                                          Mercedes-Benz of Northampton
                                                          Mercedes-Benz of Bedford

United Auto Licensing, LLC                    DE

United AutoCare Products, LLC                 DE

United Auto Scottsdale Property
Holdings, LLC                                 DE

United Ford Broken Arrow, LLC                 DE

United Ford North, LLC                        DE          United Ford North

United Ford South, LLC                        DE          United Ford South

United Nissan, Inc.                           TN

United Nissan, Inc.                           GA

United Ranch Automotive, LLC                  DE          Audi North Scottsdale

UnitedAuto Fifth Funding Inc.                 DE

UnitedAuto Finance Inc.                       DE

UnitedAuto Fourth Funding Inc.                DE

West Palm Auto Mall, Inc.                     FL

West Palm Nissan, Inc.                        FL          West Palm Nissan

Westbury Superstore, Ltd.                     NY          Westbury Toyota, Westbury Scion

Woodcote Properties Limited           England and Wales

WTA Motors, Ltd.                              TX          BMW of Austin

                                       JURISDICTION OF
             SUBSIDIARY                   FORMATION                  ASSUMED NAME (D/B/A)
             ----------               -----------------              --------------------
Yarnolds of Stratford Limited         England and Wales   Guy Salmon Jaguar Stratford Upon Avon
                                                          Guy Salmon Land Rover Stratford upon Avon

Young Automotive Holdings, LLC                DE

Young Management Group, Inc.                  IN